UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

Gritstone bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38663	47-4859534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 Horton Street, Suite 300
Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 871-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2024, Gritstone bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell (i) 8,333,333 shares of common stock (“Shares”) and accompanying common warrants (the “Accompanying Warrants”) to purchase up to 8,333,333 shares of common stock at a per share exercise price of $1.65 (the “Accompanying Warrant Shares”) (provided, however, that the purchaser may elect to exercise the Accompanying Warrants for pre-funded warrants (the “Accompanying Pre-Funded Warrants”) to purchase shares of common stock (the “Accompanying Pre-Funded Warrant Shares”) in lieu of shares of common stock at an exercise price of $1.65 minus $0.0001, the exercise price of each Accompanying Pre-Funded Warrant), at a combined purchase price of $1.50 per Share and Accompanying Warrant, and (ii) to a certain investor in lieu of common stock, pre-funded warrants to purchase up to 13,334,222 shares of common stock at a per share exercise price of $0.0001 (the “Initial Pre-Funded Warrants” and together with the Accompanying Warrants and Accompanying Pre-Funded Warrants, the “Warrants” and collectively with the Shares, Accompanying Warrant Shares and Accompanying Pre-Funded Warrant Shares, the “Securities”) and Accompanying Warrants to purchase up to 13,334,222 Accompanying Shares or up to 13,334,222 Accompanying Pre-Funded Warrants, at a combined purchase price of $1.4999 per Initial Pre-Funded Warrant and Accompanying Warrant, which represents the per share combined purchase price for the Shares and Accompanying Warrants less the $0.0001 per share exercise price for each such Initial Pre-Funded Warrant.

The Accompanying Warrants are immediately exercisable and will expire on the twelve-month anniversary of the date of issuance. The Initial Pre-Funded Warrants and Accompanying Pre-Funded Warrants are exercisable at any time after the date of issuance and each expire on the date such warrant is exercised in full. A holder of Initial Pre-Funded Warrants or Accompanying Pre-Funded Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of the Accompanying Warrants may not exercise the warrant if the holder, together with its affiliates, would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of Warrants may increase or decrease these percentages by providing at least 61 days’ prior notice to the Company.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended. The Offering is being made pursuant to the registration statement on Form S-3 (File No. 333-263455) (the “Registration Statement”) that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 10, 2022 and declared effective on May 6, 2022, and a related prospectus supplement.

The Company estimates that the gross proceeds from the Offering will be approximately $32.5 million, before deducting underwriting discounts and commissions and estimated Offering expenses. The Company expects the Offering to close on April 4, 2024, subject to customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The forms of Accompanying Warrant and Initial Pre-Funded Warrant are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the foregoing description of the terms of the Warrants is qualified in its entirety by reference to such exhibits. A copy of the opinion of Fenwick & West LLP, relating to the validity of the Securities in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 1, 2024.

4.1	Form of Common Stock Warrant.

4.2	Form of Pre-Funded Warrant.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the expected gross proceeds of the Offering and the timing of the closing of the Offering, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 5, 2024, the prospectus supplement related to the Offering, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gritstone bio, Inc.

Date: April 2, 2024	By:	/s/ Andrew Allen
Andrew Allen
President and Chief Executive Officer